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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2002
Date of Report (Date of earliest event reported)

CenterSpan Communications
(Exact Name of Registrant as Specified in Charter)

Oregon
(State or Other Jurisdiction of Incorporation)

0-25520
(Commission File No.)

93-1040330
(IRS Employer Identification No.)

7175 NW Evergreen Parkway #400, Hillsboro, Oregon 97124-5839
(Address of principal executive offices, including Zip Code)

(503) 615-3200
(Registrant's telephone number, including area code)

Item 5. Other Events

        Mark B. Conan resigned as CenterSpan's Vice President of Finance, Administration and Chief Financial Officer effective December 31, 2002 to pursue other interests. Mr. Conan has agreed to provide transition assistance for a period of three months.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2002	CENTERSPAN COMMUNICATIONS CORPORATION
	By	/s/ FRANK G. HAUSMANN, JR. Frank G. Hausmann, Jr. Chairman and Chief Executive Officer

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  Item 5. Other Events
SIGNATURE